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                                                                EXHIBIT 10(b)(4)

                                FOURTH AMENDMENT
                                     TO THE
                         ICF KAISER INTERNATIONAL, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN



     WHEREAS, the ICF Kaiser International, Inc. Employee Stock Ownership Plan (hereinafter referred to as the "Plan") was established effective as of March 1, 1987, by ICF Kaiser International, Inc. (hereinafter referred to as the "Company"); and

     WHEREAS, effective as of March 1, 1994, the Plan was frozen so that no individual became a Participant, and no Plan contributions were made, after February 28, 1994; and

     WHEREAS, the Plan was most recently restated as of January 1, 1998; and

     WHEREAS, the restated Plan was amended subsequently on three occasions; and

     WHEREAS, the Company  desires to amend the Plan again;

     NOW, THEREFORE, effective as of April 7, 1999, unless specifically provided otherwise, the Plan is hereby amended in the respects hereinafter set forth.

     1. The first sentence of Paragraph (a) of Section 8.3 of the Plan is hereby amended to provide as follows:

               (a)  General Rule.  If a Participant Retires under Plan, dies,
                    ------------
          Separates from Service due to the sale of the Environment and Facilities Management Group of the Company or the sale by the Company of the majority of its capital stock of ICF Consulting Group, Inc. to ICF Consulting Group Holdings, LLC or any other unrelated entity, or Separates from Service for any other reason, the entire vested balance of his Account shall be distributed pursuant to the provisions of this
          Section 8.3 and Section 8.5.

     2. The third sentence of Paragraph (a) of Section 8.3 of the Plan is hereby amended by the deletion of the phrase ", or at any time exceeded".
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     3.  Paragraph (c) of Section 9.3 of the Plan is hereby amended by the deletion of the word "Trustee's" and the substitution of the word "Company's" in place thereof.

          Executed this 25th day of June, 1999.

                            ICF KAISER INTERNATIONAL, INC.


                            By: /s/ Timothy P. O'Connor
                               ---------------------------------

                            And: Senior Vice President and
                                --------------------------------
                                 Chief Financial Officer
                                --------------------------------

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